SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2018

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5930 Balsom Ridge Road

        Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

                                   (828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01           Entry into a Material Definitive Agreement

On February 15, 2018, Air T, Inc. (the “Company”) entered into certain financing documents with Minnesota Bank & Trust (“MBT”) pursuant to which MBT extended a new $1,680,000 real estate loan (“Term Note D”) to the Company and amended the $1,900,000 term loan evidenced by Term Note C to reduce the principal amount of Term Note C to $1,000,000 and to adjust the amortization schedules set forth therein to reflect the reduced principal balance. The interest rate on Term Note D floats at a rate equal to the one month LIBOR rate plus 2%. In connection with the financing, the Company entered into a swap agreement to fix the interest rate on Term Note D at five and 9/100th percent (5.09%). The principal balance of Term Note D is payable in equal monthly installments of $5,600 each commencing on March 1, 2018 and continuing until January 1, 2028 at which time the entire principal balance of Term Note D will be due and payable in full. The interest rate on Term Note C will continue to float at a rate equal to prime minus 1% subject to a floor of 3.25%. The maturity date of Term Note C continues to be January 1, 2019. The monthly installments of principal under Term Note C have been reduced from $158,333.33 a month to $90,909.09 per month to reflect the reduced principal balance. Term Note D is secured by a first mortgage on the real property of the Company located at 5930 Balsom Ridge Road, Denver, NC 28037. In addition, both Term Note C and Term Note D, along with all other financing extended by MBT to the Company, have been guaranteed by certain subsidiaries of the Company, and are secured by a first lien on all personal property of the Company and the guaranteeing subsidiaries.

The above discussion is qualified in its entirety by reference to the form of Amendment No. 1 to Credit Agreement, Term Note D, Amended and Restated Term Note C, Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement and Guarantor Acknowledgment filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 filed herewith, which are incorporated herein by reference.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent responsive, the information included under Item 1.01 is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

Exhibit	Description

10.1	Form of Amendment No. 1 to Credit Agreement between Air T, Inc. and Minnesota Bank & Trust.

10.2	Form of Air T, Inc. Term Note D in the principal amount of $1,680,000 to Minnesota Bank & Trust..

10.3	Form of Air T, Inc. Amended and Restated Term Note C in the principal amount of $1,000,000 to Minnesota Bank & Trust.

10.4	Form of Air T, Inc. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement.

10.5	Form of Guarantor Acknowledgment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2018

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer

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